UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2022

Frontdoor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway, Memphis Tennessee	38125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901)701-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Policy

On December 6, 2022, the Compensation Committee of Frontdoor, Inc. (the “Company”) adopted the Frontdoor, Inc. Executive Severance Policy (the “Policy”) to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Policy. Eligible employees under the Policy include (i) each executive level employee of the Company or its subsidiaries or affiliates with a title of Senior Vice President or higher, including the Company’s named executive officers, and (ii) any other individual or role identified by the Compensation Committee (each, a “Covered Person”). The Policy will be effective as of January 1, 2023.

Severance Not in Connection with a Change in Control. If a Covered Person’s employment is terminated (i) by the Company without Cause (as defined in the Policy) or (ii) on account of the Covered Person’s resignation from employment for Good Reason (as defined in the Policy) (each, a “Qualifying Termination”), and such Qualifying Termination is not in connection with a Change in Control (as defined in the Policy) of the Company, the Company will provide the Covered Person with the following severance payments and benefits subject to the limitations described in the Policy:

•	an amount equal to the sum of the Covered Person’s (i) annual base salary and (ii) target annual bonus;

•

an amount equal to the Covered Person’s annual bonus earned with respect to the calendar year immediately prior to the year in which the Qualifying Termination occurs, to the extent not previously paid;

•

if the date of the Covered Person’s Qualifying Termination occurs on or after June 30 of the calendar year of termination, an amount equal to a pro rata portion of the Covered Person’s target annual bonus for such calendar year, based on the number of days employed during such calendar year;

•

reimbursement for monthly premiums payable for elected continued health coverage under the Company-sponsored health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for twelve (12) months following the date of the Covered Person’s Qualifying Termination, which reimbursement of premiums will cease upon the date the Covered Person obtains health care coverage from another employer; and

•

outplacement services as provided by a third party selected by the Company in accordance with the Company’s outplacement program, provided, such outplacement services are initiated within sixty (60) days of the date of the Covered Person’s Qualifying Termination.

The non-Change-in-Control annual base salary and target annual bonus cash severance payments will be made in substantially equal installments over the 12-month period following the Covered Person’s Qualifying Termination, in accordance with the Company’s regular payroll practices (unless the Company elects, in its sole discretion, to pay such amount in a lump sum within 30 days following the Covered Person’s Qualifying Termination). Notwithstanding the adoption of the Policy, if at the time of any Qualifying Termination a Covered Person is subject to any existing agreement with the Company or its subsidiaries or affiliates providing for severance benefits in connection with a Qualifying Termination, such Covered Person shall be entitled to the better of amounts payable under the Policy or amounts otherwise payable under such Covered Person’s existing agreement.

Severance in Connection with a Change in Control. If a Covered Person experiences a Qualifying Termination (i) in connection with a Change in Control of the Company or (ii) within two years after the occurrence of a Change in Control of the Company (a “Change in Control Qualifying Termination”), the Company will provide the Covered Person with the following severance payments and benefits:

•	an amount equal to two (2) times the sum of the Covered Person’s (i) annual base salary and (ii) target annual bonus;

•

an amount equal to the Covered Person’s annual bonus earned with respect to the calendar year immediately prior to the year in which the Change of Control Qualifying Termination occurs, to the extent not previously paid;

•

if the date of the Covered Person’s Change of Control Qualifying Termination occurs on or after June 30 of the calendar year of termination, an amount equal to a pro rata portion of the Covered Person’s target annual bonus for such calendar year, based on the number of days employed during such calendar year;

•

reimbursement for monthly premiums payable for elected continued health coverage under the Company-sponsored health plans pursuant to COBRA for eighteen (18) months following the date of the Covered Person’s Change of Control Qualifying Termination, which reimbursement of premiums will cease upon the date the Covered Person obtains health care coverage from another employer; and

•

outplacement services as provided by a third party selected by the Company in accordance with the Company’s outplacement program, provided, such outplacement services are initiated within sixty (60) days of the date of the Covered Person’s Change in Control Qualifying Termination.

The Change-in-Control annual base salary and target annual bonus cash severance payments will be made in a lump sum within 30 days following the Covered Person’s Change of Control Qualifying Termination.

Release and Restrictive Covenants. Receipt of the severance payments and benefits described above will be conditioned on the Covered Person’s execution (and non-revocation) of a separation agreement containing a customary general release of claims in favor of the Company, its current and former subsidiaries and affiliates and its current and former employees, officers, directors and agents and, to the extent the Covered Person is not otherwise subject to the Company’s standard restrictive covenant agreement, restrictive covenants that are substantially the same as contained in such standard restrictive covenant agreement.

Item 9.01. Financial Statements and Exhibits

(d). Exhibits

Exhibit No.	Description of Exhibit

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontdoor, Inc.

Dated: December 12, 2022	By:	/s/ Jeffrey A. Fiarman
Jeffrey A. Fiarman
Senior Vice President, General Counsel and Secretary